Exhibit 99.01

Chegg Reports First Quarter 2014 Results

Digital Revenue Increases 66% year-over-year

SANTA CLARA, Calif., May 1, 2014 /PRNewswire/ — Chegg Inc. (NYSE:CHGG), the leading student-first connected learning platform, today reported financial results for the three months ended March 31, 2014.

“The first quarter was a strong start to 2014 with Chegg digital revenue growing 66% year-over-year,” said Dan Rosensweig, chairman and CEO. “Our student first approach is winning as the higher education market is going through significant disruption, and we see an opportunity to bring new services to our members such as Chegg Deals- a leading student deals platform- and Chegg Career Services, which is scheduled to launch later this month.”

Q1 2014 Financial Highlights:

•	Revenue of $74.4 million increased 22% from Q1 2013;

•	Digital Revenue grew 66% year-over-year to $17.8 million, or 24% of total revenues compared to less than 18% in Q1 2013;

•	Print Revenue of $56.6 million increased 13% from Q1 2013;

•	GAAP Gross Profit was $8.9 million;

•	Non GAAP Gross Profit was $9.1 million;

•	Adjusted EBITDA was $(16.6), which included a $1.7 million gain on textbook liquidations during Q1 2014.

•	GAAP Net Loss was $(25.8) million, or $(0.31) per diluted share; and

•	Non-GAAP Net Loss was $(18.2) million, or $(0.22) per diluted share, excluding stock-based compensation of $6.9 million, amortization of intangible assets of $0.6 million and acquisition related costs of $0.1 million.

Q1 Business Highlights:

•	$222 million: the amount of money Chegg saved students and their families in Q1 2014;

•	33%: the percentage of members using two or more Chegg services, up 75% year-over-year;

•	64%: the growth in number of digital services customers;

•	49%: the growth in the number of mobile active users year-over-year, reaching 642,000; and

•	75%: the percentage of college bound high school students using Chegg Admission Services (formerly known as Zinch).

Business Outlook:

Second Quarter 2014

•	Revenue in the range of $61 million to $65 million

•	Digital Revenue mix representing 30% to 31% of total revenues

•	Total Gross Margin on both a GAAP and Non-GAAP basis of approximately 36%

•	Adjusted EBITDA in the range of $(2) million to $2 million

Fiscal Year 2014

•	Revenues in the range of $310 million to $320 million

•	Digital Revenue mix between 28% and 30% of total revenues

•	Total Gross Margin on both a GAAP and Non-GAAP basis between 27% to 29%

•	Adjusted EBITDA in the range of ($10) million to ($15) million

•	Free Cash Flow between ($5) million and $5 million

Adjusted EBITDA guidance for the second quarter and fiscal year excludes approximately $18.9 million and $81.2 million, respectively for textbook depreciation, as well as approximately $7.9 million and $30.0 million, respectively for stock-based compensation, and $1.0 million and $3.6 million, respectively for amortization of intangible assets. It assumes, among other things, that no additional business acquisitions, investments, restructurings, or legal settlements are concluded and that there are no further revisions to stock-based compensation estimates.

Conference Call and Webcast Information

The Chegg First Quarter teleconference and webcast is scheduled to begin at 2:00 p.m. Pacific Time on Thursday, May 1st, 2014. To access the call, please dial (877) 407-4018, or outside the U.S. +1 (201) 689-8471, five minutes prior to 2:00 p.m. Pacific Daylight Time. A live webcast of the call will also be available at http://investor.chegg.com under the Events & Presentations menu. An audio replay will be available beginning at 8:00 p.m. Eastern Daylight Time May 1, 2014, until 11:59 p.m. Eastern Daylight Time May 8, 2014, by calling (877) 870-5176 or +1 (858) 384-5517, with Conference ID 13579911. An audio archive of the call will also be available at http://investor.chegg.com.

A brief slide presentation providing an overview of the first quarter results and additional segment detail may be viewed at http://investor.chegg.com/events-and-presentations/event-calendar/default.aspx.

Use of Investor Relations Website for Regulation FD Purposes

Chegg also uses its media center website, http://www.chegg.com/mediacenter, as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor http://www.chegg.com/mediacenter, in addition to following press releases, SEC filings and public conference calls and webcasts.

About Chegg

Chegg puts students first. As the leading student-first connected learning platform, the company makes higher education more affordable, more accessible, and more successful for students. Chegg is a publicly-held company based in Santa Clara, California and trades on the NYSE under the symbol CHGG. For more information, visit www.chegg.com.

Use of Non-GAAP Measures

To supplement Chegg’s financial results presented in accordance with Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables and the related earnings conference call contain certain non-GAAP financial measures, including adjusted EBITDA, non-GAAP gross profit and margin, non-GAAP operating expenses, non-GAAP net loss and diluted earnings per share and free cash flow. For reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of the accompanying tables titled, “Reconciliation of GAAP to Non-GAAP Financial Measures” and “Reconciliation of GAAP Net Loss to EBITDA and Adjusted EBITDA.”

The presentation of these non-GAAP financial measures is not intended to be considered in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and may be different from non-GAAP financial measures used by other companies. Chegg defines adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, or EBITDA, adjusted for textbook depreciation and to exclude stock-based compensation expense, acquisition-related compensation costs, and other income (expense), net, which includes the revaluation of preferred stock warrants. Non-GAAP gross profit is defined as gross profit excluding stock-based compensation. Non-GAAP gross margin is non-GAAP gross profit divided by revenue. Non-GAAP net loss is defined as net loss excluding stock-based compensation, amortization of intangible assets and acquisition related compensation costs. Non-GAAP diluted earnings per share is defined as non-GAAP net loss divided by weighted-average diluted shares outstanding. Free Cash Flow is defined as cash flow from operations plus net book investment, business acquisition and investment in property, plant and equipment. Chegg may consider whether significant non-recurring items that arise in the future should also be excluded in calculating the non-GAAP financial measures it uses.

Chegg believes that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding Chegg’s performance by excluding certain items that may not be indicative of Chegg’s core business, operating results or future outlook. Chegg management uses, and believes that investors benefit from referring to, these non-GAAP financial measures in assessing Chegg’s operating results, as well as when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate comparisons of Chegg’s performance to prior periods.

Forward-Looking Statements

This press release contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, which include, without limitation those regarding Chegg’s “Business Outlook” (“Second Quarter 2014” and “Fiscal Year 2014”), the Company’s beliefs about the ongoing significant disruption of the higher education market and the opportunity to bring new services to our members such as Chegg Deals and Chegg Career Services, and the Company’s expectation regarding timing of launch of Chegg Career Services. These statements are not guarantees of future performance, but are based on management’s expectations as of the date of this press release and assumptions that are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements. Important factors that could cause actual results to differ materially from those expressed or implied by these forward-looking statements include the following: changes in Chegg’s addressable market; competition, including changes in the competitive environment, pricing changes, and increased competition; Chegg’s ability to build and expand its digital services offerings, including to develop new products and services and on a cost-effective basis and to integrate acquired businesses and assets; Chegg’s ability to attract new students, increase engagement and increase monetization; expenses that exceed expectations; the impact of seasonality on the business; and general economic and industry conditions. These and other important risk factors are described more fully in documents filed with the Securities and Exchange Commission, including Chegg’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 6, 2014, and could cause actual results to vary from expectations. Additional information will also be set forth in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2014. All information provided in this release and in the conference call is as of the date hereof and Chegg undertakes no duty to update this information except as required by law.

CHEGG, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except for number of shares and par value)

	March 31, 2014	December 31, 2013
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$39,440	$76,864
Short-term investments	54,376	37,071
Accounts receivable, net of allowance for doubtful accounts of $276 and $317 at March 31, 2014 and December 31, 2013, respectively	9,345	7,091
Prepaid expenses	3,025	2,134
Deferred tax assets	39	37
Other current assets	2,181	1,112

Total current assets	108,406	124,309
Long-term investments	36,671	24,320
Textbook library, net	113,915	105,108
Property and equipment, net	18,994	18,964
Goodwill	49,605	49,545
Intangible assets, net	3,150	3,311
Other assets	2,024	1,814

Total assets	$332,765	$327,371

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$3,742	$4,078
Deferred revenue	52,116	22,804
Accrued liabilities	19,826	21,270

Total current liabilities	75,684	48,152
Long-term liabilities:
Other liabilities	5,153	4,979

Total long-term liabilities	5,153	4,979
Total liabilities	80,837	53,131

Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value –10,000,000 shares authorized, no shares issued and outstanding at March 31, 2014 and December 31, 2013, respectively	—	—
Common stock, $0.001 par value – 400,000,000 shares authorized at March 31, 2014 and December 31, 2013, respectively; 82,686,142 and 81,708,202 shares issued and outstanding at March 31, 2014 and December 31, 2013, respectively	83	82
Additional paid-in capital	482,718	479,279
Accumulated other comprehensive income (loss)	1	(6)
Accumulated deficit	(230,874)	(205,115)

Total stockholders’ equity	251,928	274,240

Total liabilities and stockholders’ equity	$332,765	$327,371

CHEGG, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended March 31,
	2014	2013
Net revenues	$74,393	$61,015
Cost of revenues (1)	65,485	49,454

Gross profit	8,908	11,561

Operating expenses:
Technology and development (1)	11,320	9,553
Sales and marketing (1)	15,027	13,748
General and administrative (1)	9,840	6,709
Gain on liquidation of textbooks	(1,678)	(2,279)

Total operating expenses	34,509	27,731

Loss from operations	(25,601)	(16,170)
Interest and other income (expense), net:
Interest expense, net	(61)	(1,173)
Other income (expense), net	120	(297)

Total interest and other income (expense), net	59	(1,470)

Loss before provision for income taxes	(25,542)	(17,640)
Provision for income taxes	217	185

Net loss	$(25,759)	$(17,825)

Net loss per share, basic and diluted	$(0.31)	$(1.48)

Weighted average shares used to compute net loss per share, basic and diluted	82,181	12,031

(1)	Includes stock-based compensation expense as follows:

Cost of revenues	$178	$154
Technology and development	2,382	1,614
Sales and marketing	1,332	1,049
General and administrative	3,038	1,333

	$6,930	$4,150

CHEGG, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Three Months Ended March 31,
	2014	2013
Cash flows from operating activities
Net loss	$(25,759)	$(17,825)
Adjustments to reconcile net loss to net cash provided by operating activities:
Textbook library depreciation expense	20,095	16,467
Amortization of warrants and deferred loan costs	29	391
Other depreciation and amortization expense	2,035	2,924
Stock-based compensation expense	6,930	4,150
Provision for (recovery of) bad debts	(41)	94
Gain on liquidation of textbooks	(1,678)	(2,279)
Loss from write-off of textbooks	4,402	2,030
Revaluation of preferred stock warrants	—	401
Change in assets and liabilities:
Accounts receivable	(2,227)	(788)
Prepaid expenses and other current assets	(1,902)	(1,840)
Other assets	(241)	2
Accounts payable	(786)	(2,999)
Deferred revenue	29,312	28,714
Accrued liabilities	(1,098)	(56)
Other liabilities	71	193

Net cash provided by operating activities	29,142	29,579

Cash flows from investing activities
Purchases of textbooks	(42,963)	(33,488)
Proceeds from liquidation of textbooks	11,276	14,306
Purchase of marketable securities	(42,829)	—
Proceeds from maturities of marketable securities	13,100	—
Purchases of property and equipment	(1,285)	(1,544)
Business acquisition	(500)	—

Net cash used in investing activities	(63,201)	(20,726)

Cash flows from financing activities
Proceeds from exercise of stock options	89	411
Payment of taxes related to net share settlement of RSUs	(3,454)	—

Net cash provided by (used in) financing activities	(3,365)	411

Net increase (decrease) in cash and cash equivalents	(37,424)	9,264
Cash and cash equivalents at beginning of period	76,864	21,030

Cash and cash equivalents at end of period	$39,440	$30,294

Supplemental cash flow data
Cash paid during the period for:
Interest paid	$31	$549

Income tax paid	$360	$91

Non-cash investing and financing activities
Accrued purchases of long-lived assets	$2,661	$4,400

Issuance of common stock warrants in connection with consulting services	$—	$130

CHEGG, INC.

Reconciliation of GAAP Net Loss to EBITDA and Adjusted EBITDA

(in thousands)

(unaudited)

	Three Months Ended March 31,
	2014	2013
Net loss	$(25,759)	$(17,825)
Interest expense, net	61	1,173
Provision for income taxes	217	185
Textbook library depreciation expense	20,095	16,467
Other depreciation and amortization	2,035	2,924

EBITDA	(3,351)	2,924
Textbook library depreciation expense	(20,095)	(16,467)
Stock-based compensation expense	6,930	4,150
Other (income) expense, net	(120)	297
Acquisition related compensation costs	54	—

Adjusted EBITDA	$(16,582)	$(9,096)

CHEGG, INC.

Reconciliation of GAAP to Non-GAAP Financial Measures

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended March 31,
	2014	2013
Revenues	$74,393	$61,015
GAAP cost of revenues	(65,485)	(49,454)
Stock-based compensation	178	154

Non-GAAP gross profit	$9,086	$11,715

GAAP gross margin %	12.0%	18.9%
Non-GAAP gross margin %	12.2%	19.2%

GAAP operating expenses	$34,509	$27,731
Stock-based compensation	(6,752)	(3,996)
Amortization of intangible assets	(601)	(1,490)
Acquisition related compensation costs	(54)	—

Non-GAAP operating expenses	$27,102	$22,245

GAAP operating expenses as a percent of revenues	46.4%	45.4%
Non-GAAP operating expenses as a percent of revenues	36.4%	36.5%

GAAP net income (loss)	$(25,759)	$(17,825)
Stock-based compensation	6,930	4,150
Amortization of intangible assets	601	1,490
Acquisition related compensation costs	54	—

Non-GAAP net loss	$(18,174)	$(12,185)

GAAP net loss per share, basic and diluted	$(0.31)	$(1.48)
Adjustments	0.09	0.47

Non-GAAP net loss per share, basic and diluted	$(0.22)	$(1.01)